                          MIDDLE DISTRICT OF TENNESSEE

In re:                                                                                       Case No.:  399-02649 THROUGH 399-02680
                                                                                                        ---------------------------
     SERVICE MERCHANDISE COMPANY, INC.
     ----------------------------------
                                                                                              Judge:     PAINE
                                                                                                         ---------------------------

                                                                                              Chapter 11

Debtor(s)

                      MONTHLY OPERATING REPORT FOR PERIOD ENDING         April 1, 2001
                                                                      -------------------

                      COMES NOW,         SERVICE MERCHANDISE COMPANY, INC.
                                        ------------------------------------

      Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing February 26, 2001
                                                                                                      -----------------
      and ending April 1, 2001 as shown by the report and exhibits consisting of 15 pages and containing the following as indicated:
                 -------------                                                   --


                        X   Monthly Reporting Questionnaire (Attachment 1)
                      ------

                        X    Comparative Balance Sheets (Forms OPR-1 & OPR-2)
                      ------

                       N/A   Summary of Accounts Receivable (Form OPR-3)
                      ------

                        X    Schedule of Postpetition Liabilities (Form OPR-4)
                      ------

                        X    Statement of Income (Loss) (Form OPR-5)
                      ------


                    I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

         Date:  4/23/01                                         DEBTOR - IN - POSSESSION
               ----------

                                                                By:               /s/ Kenneth A. Conway
                                                                                  ------------------------------------------------

                                                                Name and Title:   KENNETH A. CONWAY, VICE PRESIDENT AND CONTROLLER
                                                                                  ------------------------------------------------

                                                                Address:          7100 SERVICE MERCHANDISE DRIVE
                                                                                  ------------------------------------------------
                                                                                  BRENTWOOD, TENNESSEE 37027
                                                                                  ------------------------------------------------

                                                                Telephone No:     (615) 660-3340
                                                                                  ------------------------------------------------

         Note: Report subject to further verification and account reconciliation procedures


CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 26, 2001 THROUGH APRIL 1, 2001

1. Payroll

                                                                                            WAGES                    TAXES
       OFFICERS                             TITLE                                    GROSS          NET         DUE         PAID
------------------------------------------------------------------------------------------------------------------------------------
S. CUSANO             CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER
                      AND PRESIDENT                                              $ 273,327.10  $ 186,448.73  $ 4,500.55  $ 78,499.52
C. STEVEN MOORE       SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE
                      OFFICER, GENERAL COUNSEL AND SECRETARY                     $ 120,754.27  $  82,400.65  $ 2,167.60  $ 33,351.52
MICHAEL E. HOGREFE    SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER          $  32,118.57  $  21,530.63  $ 1,667.30  $  7,882.16
ROBERT J. PINDRED     VICE PRESIDENT AND TREASURER                               $  43,531.61  $  27,866.88  $   552.76  $ 12,278.14
JOE M. ELLIOTT        VICE PRESIDENT, PROPERTY ADMINISTRATION                    $  42,800.13  $  26,456.70  $   632.76  $ 12,280.88
KARREN M. PRASIFKA    ASSISTANT GENERAL COUNSEL VICE PRESIDENT                   $  53,484.52  $  35,965.91  $ 1,161.80  $ 16,217.31
KENNETH A. CONWAY     VICE PRESIDENT AND CONTROLLER                              $  46,976.37  $  30,522.80  $   584.86  $ 12,837.06
ERIC A. KOVATS        SENIOR VICE PRESIDENT, STORES                              $  87,404.59  $  58,621.92  $ 5,158.48  $  7,589.83
JERRY E. FOREMAN      SENIOR VICE PRESIDENT, MERCHANDISING                       $ 106,879.31  $  72,168.98  $ 2,005.33  $ 29,054.20
KIMBERLY B. SOUTHARD  ASSISTANT VICE PRESIDENT, STRATEGIC PLANNING
                      AND ASSISTANT TREASURER                                    $  29,973.59  $  18,079.40    $ 686.09  $  9,137.37
The following officers received an incentive bonus included in the amounts above.
S. CUSANO                                                                        $ 210,639.00
C. STEVEN MOORE                                                                  $  86,270.64
ROBERT J. PINDRED                                                                $  29,085.56
JOE M. ELLIOTT                                                                   $  28,267.38
KARREN M. PRASIFKA                                                               $  35,165.62
KENNETH A. CONWAY                                                                $  31,550.47
ERIC A. KOVATS                                                                   $  60,115.66
JERRY E. FOREMAN                                                                 $  74,767.88
KIMBERLY B. SOUTHARD                                                             $  18,897.39

The following former officers were entitled to the remainder of the annual incentive bonus, paid during the timeperiod, which are not included in the above amounts.
CHARLES K. SEPTER                                                                $ 162,029.00
ROSE C. SEPTER                                                                   $  40,211.76


CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 26, 2001 THROUGH APRIL 1, 2001

2. INSURANCE


                                                               COVERAGE         POLICY       EXPIRATION     PREMIUM    DATE COVERAGE
TYPE                            NAME OF CARRIER                 AMOUNT          NUMBER          DATE         AMOUNT    PAID THROUGH
------------------------------------------------------------------------------------------------------------------------------------
Property                        Fireman's Fund Insurance Co    $5 Million    01MXI97600751     12/31/01     $685,000      12/31/01
                                Royal Indemnity Co.            $5 Million      RHD317182       12/31/01      $90,250      12/31/01
                                Westchester Fire               $15 Million    1XA394430-0      12/31/01      $64,125      12/31/01
                                Allianz Insurance Co           $12 Million    CLP1036568       12/31/01      $26,583      12/31/01
                                TIG Insurance Co               $13 Million    XPT38844629      12/31/01      $28,730      12/31/01
                                Westchester Fire               $20 Million    1XA394429-0      12/31/01      $13,500      12/31/01
                                Allianz Insurance Co           $30 Million    CLP1036568       12/31/01      $20,250      12/31/01
                                Allianz Insurance Co           $25 Million    CLP1036568       12/31/01       $8,500      12/31/01
Boiler & Machinery              Hartford Steam Boiler          $10 Million      4914359        12/31/01       $9,934      12/31/01
Transit                         Fireman's Fund Insurance Co    $1 Million     CCIMG72820       12/31/01      $10,000      12/31/01
Ocean Cargo                     Fireman's Fund Insurance Co    $10 Million      CR37211        12/31/01      $40,000      12/31/01
General Liability               Ace American Ins Co            $5 Million    XSLG20577009      12/31/01     $212,279      12/31/01
Workers' Compensation           Pacific Employers Ins Co       Statutory     WLRC43024516      12/31/01     $136,566      12/31/01
WC Excess                       Ace American Ins Co            Statutory       XWC014026       12/31/01      $12,108      12/31/01
WC Contractual Indemnity        Illinois Union Insurance Co    Statutory     CTPG20577344      12/31/01      $20,500      12/31/01
Auto                            Pacific Employers Ins Co       $1 Million    ISAH07968358      12/31/01      $33,518      12/31/01
Umbrella                        Ohio Casualty Group            $50 Million    BXO52805120      12/31/01      $88,250      12/31/01
Excess Liability                Zurich American of Illinois    $50 Million   AEC287610703      12/31/01      $30,000      12/31/01
International                   Ace American Ins Co            $1 Million      PHF051491       12/31/01       $2,500      12/31/01
Punitive Damages                Magna Carta Ins. Ltd.          $50 Million     MCPD201058      12/31/01      $40,000      12/31/01
Punitive Damages - Excess       Zurich Ins. Co Bermuda Branch  $50 Million   ZICBB-091 PD      12/31/01       $5,000      12/31/01
Directors & Officers            Continental Insurance Co       $10 Million     300714943       03/01/02     $200,000      03/01/02
                                Federal Insurance Co           $10 Million    81278902-A       03/01/02     $190,000      03/01/02
                                Royal Insurance Co             $10 Million     PSF000009       03/01/02     $175,000      03/01/02
                                Greenwich Ins. Co.             $10 Million    ELU82217-01      03/01/02     $198,949      03/01/02
                                Zurich-American Ins. Co.       $10 Million   DOC3746468-00     03/01/02     $146,704      03/01/02
                                Kemper Insurance Co            $10 Million    3DY00200100      03/01/02      $99,110      03/01/02
Crime                           National Union Fire Ins Co     $10 Million      8726439        03/01/02      $53,833      03/01/02
Fiduciary                       National Union Fire Ins Co     $10 Million      8726812        03/01/02      $25,839      03/01/02
Employment Practices Liability  Chubb Insurance Co             $5 Million      81278901A       03/01/02     $100,000      03/01/02
                                National Union Fire Ins Co     $5 Million       8727499        03/01/02      $70,000      03/01/02
                                Royal Insurance Co             $10 Million     PSF000010       03/01/02      $85,000      03/01/02
Special Crime                   Reliance Insurance Co          $25 Million    NFK1951937       05/01/02      $13,458      05/01/02



CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 26, 2001 THROUGH APRIL 1, 2001

3. BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
HOME OFFICE                                                           $      6,450
RETAIL SAFE FUNDS                                                        1,782,963

CORPORATE ACCOUNTS                                                       3,081,929

STORE DEPOSITORY ACCOUNTS

FIRST TENNESSEE                                                          1,250,754
KEY NATIONAL BANK                                                          541,871
BANK OF BOSTON                                                             288,947
BANK OF BOSTON CONNECTICUT                                                 124,191
FIRST UNION                                                              2,302,991
BANK ONE LOUISIANA                                                         603,684
ABN - AMRO BANK                                                            300,432
COMERICA BANK                                                              196,349
AM SOUTH                                                                   686,967
BANK OF AMERICA                                                            109,468
BANK OF OKLAHOMA                                                           234,374
CHASE BANK OF TEXAS                                                        977,099
SINGLE STORE DEPOSITORY ACCOUNTS                                           718,676
WELLS FARGO BANK                                                           159,065
BANK ONE, IN                                                               253,785
PNC BANK                                                                   893,584
OAK BROOK BANK                                                           1,081,925

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)       8,130,223


OTHER DEPOSITORY ACCOUNTS

SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC.                             57,006
OTHER CASH ACCOUNTS                                                        130,367
                                                                      ------------

TOTAL CASH PER GENERAL LEDGER                                         $ 23,913,101
                                                                      ============


CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 26, 2001 THROUGH APRIL 1, 2001

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)


                                       ACTUAL       ACTUAL       ACTUAL       ACTUAL      ACTUAL         TOTAL

                           Monday     02/26/01     03/05/01     03/12/01     03/19/01    03/26/01       02/26/01
                           Sunday     03/04/01     03/11/01     03/18/01     03/25/01    04/01/01       04/01/01
                                      --------     --------     --------     --------    --------       --------
Receipts:
   Sales receipts                     $ 18,916     $ 14,305     $ 13,105     $ 13,601     $ 14,950     $  74,877
   Miscellaneous receipts                   --          988           --          356          640         1,984
                                      --------     --------     --------     --------     --------     ---------
Total available collections             18,916       15,293       13,105       13,957       15,590        76,861


Disbursements:
   Merchandise disbursements             8,420        9,013        9,549        9,260       11,687        47,929
   Non-merchandise disbursements        12,002       14,550       10,779       17,466       14,291        69,088
                                      --------     --------     --------     --------     --------     ---------
Total disbursements                     20,422       23,563       20,328       26,726       25,978       117,017
                                      --------     --------     --------     --------     --------     ---------

Net receipts/(disbursements)          $ (1,506)    $ (8,270)    $ (7,223)    $(12,769)    $(10,388)    $ (40,156)
                                      ========     ========     ========     ========     ========     =========


CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 26, 2001 THROUGH APRIL 1, 2001

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)


                                     ACTUAL       ACTUAL       FORECAST      FORECAST      FORECAST
                                    04/01/01     04/08/01      04/29/01      05/27/01      07/01/01
                                    --------     --------      --------      --------      --------

Ending total revolver balance      $195,906      $205,650      $223,302      $210,035      $192,702
Term loan                            60,000        60,000        60,000        60,000        60,000
Standby letters of credit            23,895        23,895        23,895        23,895        24,395
Trade letters of credit              19,096        15,767        14,292        14,193        11,328
                                   --------      --------      --------      --------      --------
Total extensions of credit          298,897       305,312       321,489       308,123       288,425

Borrowing base                      412,400       414,494       436,884       428,996       406,747
                                   --------      --------      --------      --------      --------

Availability                       $113,503      $109,182      $115,395      $120,873      $118,322
                                   ========      ========      ========      ========      ========


CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: February 26, 2001 THROUGH April 1, 2001

4. Payments to Professionals February 26, 2001 through April 1, 2001


VENDOR #                    VENDOR NAME                              CHECK AMT.     CHECK DATE    CHECK #
---------------------------------------------------------------------------------------------------------
   2642   Waller, Landsden, Dortch & Davis                             $466.80       02/26/01    50035051
  48779   Loss, Pavone & Orel                                        $1,296.00       02/26/01    50035054
  57117   Deloitte & Touche                                          $7,157.88       02/26/01    50035055
  93547   D'Assaro & Hall                                            $1,654.73       02/26/01    50035059
  57117   Deloitte & Touche                                          $4,000.00       02/26/01    50035065
  88778   Kenny, Nachwalter, Seymour, Arnold Critchlow & Spector        $24.50       02/28/01    50035332
  48779   Loss, Pavone & Orel                                           $30.00       02/28/01    50035376
 101232   E & Y Capital Advisors, LLC                               $82,095.00       02/28/01    B0024176
 101625   DG Hart Associates, Inc                                   $21,736.19       02/28/01    B0024177
 101625   DG Hart Associates, Inc                                   $40,218.93       02/28/01    B0024178
 101993   Rothschild, Inc                                           $85,086.96       02/28/01    B0024179
  71217   Bass, Berry & Sims                                        $98,526.26       02/28/01    B0024181
  98378   Skadden, Arps, Slate, Meagher & Flom                     $290,725.00       02/28/01    B0024184
  99104   Jay Alix & Associates                                     $85,237.49       02/28/01    B0024185
  99391   Otterbourg, Steindler, Houston & Rosen, PC               $100,902.53       02/28/01    B0024186
  99444   Sitrick & Company, Inc.                                   $25,836.78       02/28/01    B0024187
  99454   Harwell, Howard, Hyne, Gabbert & Manner, PC               $11,415.30       02/28/01    B0024188
  50995   Brann & Issacson                                             $942.24       03/01/01    50035489
 101730   CBIZ Property Tax Solutions, Inc                           $9,377.01       03/07/01    50035880
  57117   Deloitte & Touche                                         $25,044.83       03/09/01    50036169
 102914   Ernst & Young, LLP                                         $5,713.00       03/09/01    50036185
  94005   Donald A Blum                                              $5,031.50       03/09/01    50036198
 101232   E & Y Capital Advisors, LLC                               $18,032.00       03/12/01    B0024278
 101232   E & Y Capital Advisors, LLC                               $44,800.00       03/12/01    B0024279
 101993   Rothschild, Inc                                           $74,035.59       03/12/01    B0024280
  71217   Bass, Berry & Sims                                        $61,009.39       03/12/01    B0024282
  98378   Skadden, Arps, Slate, Meagher & Flom                     $313,507.00       03/12/01    B0024283
  99104   Jay Alix & Associates                                     $81,176.64       03/12/01    B0024284
  99391   Otterbourg, Steindler, Houston & Rosen, PC                $52,777.50       03/12/01    B0024285
  99454   Harwell, Howard, Hyne, Gabbert & Manner, PC               $20,106.29       03/12/01    B0024286



VENDOR #                    VENDOR NAME                             CHECK AMT.      CHECK DATE    CHECK #
---------------------------------------------------------------------------------------------------------
 101232   E & Y Capital Advisors, LLC                               $18,032.00       03/12/01    B0024322
  93547   D'Assaro & Hall                                            $3,701.65       03/13/01    50036334
  95912   Kightlinger & Gray                                           $484.50       03/13/01    50036337
  53703   Barron & Stadfeld, PC                                        $648.45       03/13/01    50036392
  67017   Barkley & Thompson                                         $7,667.67       03/13/01    50036393
  71403   Seyfarth, Shaw, Fairweather & Geraldson                    $8,281.84       03/13/01    50036396
  80443   Coudert Brothers                                             $387.07       03/13/01    50036397
  95913   Lock, Reynolds, Boyd and Weisell                             $290.06       03/13/01    50036407
  96683   Gorr, Moser, Dell & Loughney                                 $615.06       03/13/01    50036408
  57117   Deloitte & Touche                                         $18,000.00       03/20/01    50036924
  57117   Deloitte & Touche                                         $66,250.00       03/21/01    50037093
  47653   Hogem Fenton, Jones & Appel, Inc.                          $5,000.00       03/27/01    50037526
  53703   Barron & Stadfeld, PC                                        $147.50       03/27/01    50037527
  53703   Barron & Stadfeld, PC                                        $132.00       03/27/01    50037528
  67017   Barkley & Thompson                                         $6,116.47       03/27/01    50037529
  67017   Barkley & Thompson                                           $557.00       03/27/01    50037530
  67017   Barkley & Thompson                                         $5,000.00       03/27/01    50037531
  79366   Feldman & Keiffer                                          $4,107.14       03/28/01    50037852
  57117   Deloitte & Touche                                        $113,578.16       03/29/01    50037960
  98176   Price Waterhouse Coopers, LLP                             $81,400.00       03/29/01    50037963
 101606   Service Real Estate Venture                              $207,754.61       03/29/01    B0024395
  71217   Bass, Berry & Sims                                       $143,215.62       03/29/01    B0024397
  99104   Jay Alix & Associates                                    $133,087.74       03/29/01    B0024398
  99444   Sitrick & Company, Inc.                                   $86,159.66       03/29/01    B0024400
 101232   E & Y Capital Advisors, LLC                               $61,399.00       03/30/01    B0024442
 101993   Rothschild, Inc                                           $89,578.28       03/30/01    B0024443
  98378   Skadden, Arps, Slate, Meagher & Flom                     $706,455.00       03/30/01    B0024444
  99391   Otterbourg, Steindler, Houston & Rosen, PC               $196,991.87       03/30/01    B0024445
  99454   Harwell, Howard, Hyne, Gabbert & Manner, PC               $32,356.68       03/30/01    B0024446


FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)



                                                                  April 1,           February 25,
                                                                    2001                 2001
                                                                 -----------         ------------
ASSETS
Current Assets:
     Cash and cash equivalents                                   $    23,913         $    27,927
     Accounts receivable                                               6,298               5,802
     Inventories                                                     458,963             436,932
     Prepaid expenses and other assets                                21,539              12,919
                                                                 -----------         -----------

     TOTAL CURRENT ASSETS                                            510,713             483,580
                                                                 -----------         -----------

PROPERTY AND EQUIPMENT
     Owned assets, net of accumulated depreciation                   359,539             360,414
     Capitalized leases, net of accumulated amortization              11,735              11,945
                                                                 -----------         -----------

                    TOTAL PROPERTY AND EQUIPMENT                     371,274             372,359
                                                                 -----------         -----------

     Other assets and deferred charges                                57,206              56,653
                                                                 -----------         -----------

     TOTAL ASSETS                                                $   939,193         $   912,592
                                                                 ===========         ===========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
     Notes payable to banks                                      $   195,906         $   155,713
     Accounts payable                                                 47,942              31,651
     Accrued expenses                                                126,219             135,634
     State & local sales tax                                           8,288               8,685
     Current maturities capitalized leases                                95                  97
                                                                 -----------         -----------


     TOTAL CURRENT LIABILITIES                                       378,450             331,780
                                                                 -----------         -----------

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)


                                                                  April 1,           February 25,
                                                                    2001                 2001
                                                                 -----------         ------------
Long-Term Liabilities:
     Long-term debt                                                   60,000              60,000
     Capitalized lease obligations                                     2,372               2,380
Liabilities Subject To Compromise:
     Accrued restructuring costs                                      42,182              42,182
     Capitalized lease obligations                                    21,388              21,651
     Long-term debt                                                  413,954             415,372
     Accounts payable                                                198,054             197,901
     Accrued expenses                                                 70,828              69,983
                                                                 -----------         -----------
     Total Liabilities Subject To Compromise                         746,406             747,089

     TOTAL LIABILITIES                                             1,187,228           1,141,249
                                                                 -----------         -----------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
     Common stock                                                     49,936              49,936
     Additional paid-in-capital                                        5,881               5,881
     Deferred compensation                                              (190)               (202)
     Accumulated other comprehensive loss                             (2,697)               --
     Retained (deficit) earnings                                    (300,965)           (284,272)
                                                                 -----------         -----------
                TOTAL SHAREHOLDERS' (DEFICIT) EQUITY                (248,035)           (228,657)

     TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY        $   939,192         $   912,592
                                                                 ===========         ===========

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD:  FEBRUARY 26, 2001 THROUGH APRIL 01, 2001

SUMMARY OF ACCOUNTS RECEIVABLE
Month Ended: 04/01/01
FORM OPR-3  NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 26, 2001 THROUGH APRIL 1, 2001

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
MONTH ENDED:  04/01/2001
FORM OPR-4

                                                                          Total
                                                                       ---------
Trade Accounts Payable (Merchandise)                                   $  47,942




                                                                         Total
                                                                       ---------
Expense & other payables                                               $ 126,219

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 26, 2001 THROUGH APRIL 1, 2001

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(Dollars in Thousands)


                                                         Date         Date          Total
                 TAXES PAYABLE                         Incurred        Due           Due
                                                     ---------------------------------------
Federal income tax                               **     Various      Various        $ 7,908

State income tax                                        Various      Various            (84)
                                                                                    -------

                                        SUBTOTAL                                    $ 7,824
                                                                                    -------


Sales/use tax                           SUBTOTAL  *     Various      Various        $ 8,488
                                                                                    -------


Personal property tax                             *     Various      Various          1,994

Real estate taxes                                 *     Various      Various          8,926

Inventory taxes                                   *     Various      Various              0

Gross receipts/bus licenses                       *     Various      Various            106

Franchise taxes                                   *     Various      Various            526
                                                                                   --------

                                        SUBTOTAL                                   $ 11,552
                                                                                   --------


                                                                                   --------
TOTAL TAXES PAYABLE                                                                $ 27,864
                                                                                   ========


*   liability included in accrued expenses on OPR-2
**  tax reserve

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 26, 2001 THROUGH APRIL 1, 2001

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

(DOLLARS IN THOUSANDS)


                                             DATE                      TOTAL DUE
                                           INCURRED     DATE DUE   (4/01/01 BALANCE)
                                          ------------------------------------------
POST PETITION SECURED DEBT
     Revolver borrowings                   04/14/00     04/14/04       $ 195,906
     Facility standby letters of credit    04/14/00     04/14/04          23,895
     Facility trade letters of credit      04/14/00     04/14/04          19,096
     Term loans                            04/14/00     04/14/04          60,000
                                                                       ---------
TOTAL EXTENSIONS OF CREDIT                                             $ 298,896
                                                                       =========

ACCRUED INTEREST PAYABLE                                               $   1,472
                                                                       =========


FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)


                                                                                 ACTIVITY
                                                                            FEBRUARY 26, 2001
                                                                                 THROUGH
                                                                              APRIL 1, 2001
                                                                              -------------
Net Sales                                                                       $  67,681

Costs of merchandise sold and buying and occupancy expense                         49,085
                                                                                ---------

Gross margin after cost of merchandise sold and buying and occupancy expenses      18,596

Selling, General and Administrative Expenses:
     Net Employment Expense                                                        15,055
     Net Advertising                                                                3,451
     Banking and Other Fees                                                           978
     Real Estate and Other Taxes                                                    2,176
     Supplies                                                                         443
     Communication and Equipment                                                      327
     Travel                                                                           389
     UCC and Other Services                                                          (667)
     Legal and Professional                                                           565
     Sales and Shipping                                                               153
     Insurance                                                                        596
     Miscellaneous                                                                    200
     Credit Card Services                                                             (45)
                                                                                ---------
Total Selling, General and Administrative Expenses                                 23,621


Other expense/(income), net                                                           738

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)


Restructuring charge (credit)                                                          --

Depreciation and amortization                                                       4,019
                                                                                ---------

Earnings (loss) before interest, reorganization items, and income tax              (9,782)

Interest expense - debt                                                             3,687
Interest expense - capitalized leases                                                 268
                                                                                ---------

Earnings (loss) before reorganization items, and income tax                       (13,737)

Reorganization Items:

     Legal and Professional                                                         2,309
     Miscellaneous                                                                    248
     Loss (Gain) on Disposal of Assets                                                399
     Close Store Charges                                                               --
                                                                                ---------
     Total Reorganization Items                                                     2,956

Earnings (loss) before income tax                                                 (16,693)
     Income tax benefit                                                                --
     Cumulative Effect of Change in Accounting Principles                              --
                                                                                ---------

Net earnings (loss)                                                             $ (16,693)
                                                                                =========



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